UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

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DATARAM CORPORATION

(Name of Registrant as Specified In Its Charter)

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DATARAM CORPORATION

A New Jersey Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on September 18, 2014 at 2:00 P.M.

TO THE SHAREHOLDERS OF DATARAM CORPORATION:

The Annual Meeting of the Shareholders of DATARAM CORPORATION (the “Company”) will be held at the Company’s corporate headquarters at 777 Alexander Road, Suite 100, Princeton, New Jersey 08540, on Thursday, September 18, 2014 at 2:00 p.m., for the following purposes:

(1)	To elect four (4) directors of the Company to serve until the next succeeding Annual Meeting of Shareholders and until their successors have been elected and have been qualified.
(2)	To authorize the issuance of securities in certain offerings in accordance with NASDAQ Marketplace Rule 5635.
(3)	To approve an amendment to reduce the exercise price of 485,775 outstanding warrants exercisable between $3.50 and $13.56 by a range between [$*] and [$*], to be determined in the discretion of our Board of Directors depending on market conditions.
(4)	To approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock.
(5)	To approve the 2014 Dataram Corporation Equity Incentive Plan (the “2014 Plan”), including the reservation of [*] shares of common stock for issuance thereunder.
(6)	To conduct an advisory vote on the compensation of our Named Executive Officers.
(7)	To ratify the selection of CohnReznick LLP as the independent certified public accountants of the Company for the fiscal year ending April 30, 2015.
(8)	To transact such other business as may properly come before the meeting or any adjournments.

The Board of Directors has fixed the close of business on Thursday, July 24, 2014 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of all shareholders will be available for inspection at the Annual Meeting, and during normal business hours at least ten days prior thereto, at our principal executive offices, which are located at 777 Alexander Road, Suite 100, Princeton New Jersey 08540.

In accordance with rules approved by the Securities and Exchange Commission beginning on or about August 1, 2014, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access the proxy statement and vote online and made our proxy materials available to our shareholders over the Internet.

Your vote is important. We urge you to review the accompanying materials carefully and to vote by Internet as promptly as possible. Alternatively, you may request a proxy card, which you may complete, sign and return by mail.

By order of the Board of Directors

Marc P. Palker, Secretary

August 1, 2014

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 18, 2014

The Notice of Annual Meeting of Shareholders, our Proxy Statement and our Annual Report to Shareholders for the fiscal year ended April 30, 2014 are available at:

http://www.astproxyportal.com/ast/[*]/

DATARAM CORPORATION

777 ALEXANDER ROAD, SUITE 100

PRINCETON, NEW JERSEY 08540

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 18, 2014

SOLICITATION OF PROXIES

Purpose, Place, Date and Time

This proxy statement is furnished to shareholders of Dataram Corporation, a New Jersey corporation, in connection with the solicitation of proxies by the Board of Directors (our “Board”) for use at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters at 777 Alexander Road, Suite 100, Princeton, New Jersey 08540, on Thursday, September 18, 2014 at 2:00 p.m., Eastern Time, including any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Delivery of Proxy Materials

On or about August 1, 2014, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access the proxy materials and vote online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper versions of these materials to you by mail, in connection with the solicitation of proxies by our Board for the Annual Meeting.

Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Expenses of Solicitation

We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our shareholders in connection with the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We have retained American Stock Transfer and Trust Company and Broadridge Financial Solutions to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay total fees of approximately [*]. In addition, we will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

Sharing the Same Last Name and Address

We are sending only one copy of our Annual Report to Shareholders and our proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of our Annual Report to Shareholders and our proxy statement mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to our Corporate Secretary at Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528 or call us at 609-799-0071. You may also contact us in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

VOTING OF SECURITIES

Record Date; Shareholders Entitled to Vote

At the close of business on July 24, 2014, the record date (the “Record Date”) for the determination of shareholders entitled to vote at the Annual Meeting, we had outstanding [*] shares of common stock, par value $1.00 per share. The holders of our common stock are entitled to one vote for each share held on the Record Date.

Quorum

In order to carry on the business of the Annual Meeting, a quorum must be present. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions occur when shareholders are present at the Annual Meeting but choose to withhold their vote for any of the matters upon which the shareholders are voting. “Broker non-votes” occur when other holders of record (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the Annual Meeting and do not have discretionary authority to vote those shares if they do not receive timely instructions from the beneficial owners. At the Annual Meeting, brokers will not have discretionary authority to vote on Proposal 1 (election of directors), Proposal 2 (issuance of securities in accordance with NASDAQ Marketplace Rule 5635), Proposal 3 (amendment to warrants), Proposal 4 (amendment to Certificate of Incorporation), Proposal 5 (approval of the 2014 Plan) and Proposal 6 (advisory vote on the compensation of our Named Executive Officers) in the absence of timely instructions from the beneficial owners; however, brokers will have discretionary authority to vote on Proposal 7 (ratification of the appointment of our independent registered public accounting firm). As a consequence, there will be no broker non-votes with regard to Proposal 7.

You may vote “FOR” or “WITHHOLD AUTHORITY” for each director nominee. If you vote “WITHHOLD AUTHORITY,” your vote will be counted for purposes of determining the presence or absence of a quorum but will have no legal effect on the election of directors under New Jersey law.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to authorize the issuance of securities in certain offerings in accordance with NASDAQ Marketplace Rule 5635. In the approval to authorize the issuance of securities in accordance with NASDAQ Marketplace Rule 5635, abstentions will have the same effect as a vote “against” this proposal.

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You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve an amendment to 485,775 outstanding warrants to reduce the exercise price thereof by a range between [$*] and [$*]. In the approval to amend the 485,775 warrants to reduce the exercise price thereof by a range between [$*] and [$*], abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock. In the approval to amend the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve the 2014 Plan, including the reservation of [*] shares of common stock for issuance thereunder. In the approval of the 2014 Plan, including the reservation of [*] shares of common stock for issuance thereunder, abstentions will have the same effect as a vote “against” this proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to approve, on an advisory basis, the compensation of our Named Executive Officers. In the approval, on an advisory basis, of the compensation of our Named Executive Officers, abstentions will have the same effect as a vote “against” approval. Broker non-votes will have no effect on the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on our proposal to ratify the selection of our independent registered public accounting firm. In the ratification of the appointment of our independent registered public accounting firm, abstentions will have the same effect as a vote “against” ratification.

Methods of Voting

If you are a shareholder of record, you may vote by mailing a completed proxy card, via the Internet or in person at the Annual Meeting. Instructions for voting via the Internet are set forth on the enclosed proxy card. The Internet voting procedures, including the use of control numbers, are designed to authenticate your identity, to allow you to vote your shares and to confirm that your instructions have been properly recorded.

If you are a street name holder (meaning that your shares are held in a brokerage account by a bank, broker or other nominee), you may direct your broker or nominee how to vote your shares; however, you may not vote in person at the Annual Meeting unless you have obtained a signed proxy from the record holder giving you the right to vote on your beneficially owned shares. In addition, if you are a street name holder, you may vote via the Internet if your bank or broker makes this method available, in which case the bank or broker enclosed the instructions with the proxy statement.

Vote Required

The election of directors will require a plurality of the votes cast by the holders of the shares of common stock voting in person or by proxy at the Annual Meeting. The proposal to authorize the issuance of securities in certain offerings in accordance with NASDAQ Marketplace Rule 5635, the proposal to approve an amendment to 485,775 outstanding warrants to reduce the exercise price thereof by a range between [$*] and [$*], the proposal to approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock, the proposal to approve the 2014 Plan, including the reservation of [*] shares of common stock for issuance thereunder, the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers and the proposal to ratify selection of the independent registered public accounting firm will require the affirmative vote of the holders of a majority of the shares of common stock of the Company present in person or by proxy at the Annual Meeting.

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Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (1) the election of each individual nominated for election as directors; (2) the approval of the issuance of securities in certain offerings in accordance with NASDAQ Marketplace Rule 5635, (3) the approval of an amendment to 485,775 outstanding warrants to reduce the exercise price thereof by a range between [$*] and [$*], (4) the approval of an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock, (5) the approval of the 2014 Plan, including the reservation of [*] shares of common stock for issuance thereunder, (6) the approval, on an advisory basis, of the compensation of our Named Executive Officers, (7) the ratification of the Audit Committee’s selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2015, and (8) as recommended by our Board with regard to any other matters that properly come before the Annual Meeting, or if no recommendation is given, at the discretion of the appointed proxies.

Revocation of Proxies

If you are a registered shareholder (meaning your shares are registered directly in your name with our transfer agent) you may revoke your proxy at any time prior to the vote tabulation at the Annual Meeting by: (1) sending in an executed proxy card with a later date, (2) timely submitting a proxy with new voting instructions via the Internet, (3) sending a written notice of revocation by mail to our Corporate Secretary at Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528 marked “Proxy Information Enclosed, Attention: Corporate Secretary” or (4) attending and voting in person by completing a ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a completed and delivered proxy card.

If you are a street name shareholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity’s procedures.

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DIRECTORS COMPENSATION

The following table sets forth information concerning non-employee director compensation during the fiscal year ended April 30, 2014:

Name	Fees Earned (1)	Option Awards	All Other	Total
Thomas A. Majewski	$[*]	0	0	$[*]
Roger C. Cady (2)	$[*]	0	0	$[*]
Rose Ann Giordano	$[*]	0	0	$[*]
Michael E. Markulec (3)	$[*]	0	0	$[*]

_______________

(1) All directors’ fees, except for option awards, are paid in cash in the year earned. Directors who are not employees of the Company received a quarterly payment of $[*]. During fiscal 2014, no options were issued to directors of the Company.

(2) Effective December 16, 2013, Mr. Cady retired from the Company’s Board of Directors.

(3) Effective December 16, 2013, Mr. Markulec was appointed to the Company’s Board of Directors.

PROPOSAL 1 - ELECTION OF DIRECTORS

Four (4) directors will be elected at the Annual Meeting of Shareholders by the vote of a plurality of the shares of common stock represented at such meeting. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the four (4) persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

The term of office for each director will expire at the next Annual Meeting of Shareholders and when the director’s successor shall have been elected and duly qualified. Each nominee is a member of the present Board of Directors and has been elected by shareholders at prior meetings.

Name of Nominee	Age
Thomas A. Majewski	62
John H. Freeman	65
Rose Ann Giordano	75
Michael E. Markulec	49

Thomas A. Majewski is a real estate developer. He is also a principal in Walden, Inc., a computer consulting and technologies venture capital firm, which he joined in 1990. Prior to 1990, he had been Chief Financial Officer of Custom Living Homes & Communities, Inc., a developer of residential housing. Mr. Majewski has been a director since 1990, and Chairman of the Board of Directors since July 2011. Mr. Majewski brings to the Board his business and financial expertise and extensive knowledge of Dataram’s history and operations.

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John H. Freeman is President and Chief Executive Officer of the Company since May 2008. Prior to this Mr. Freeman was an independent consultant specializing in corporate sales, marketing and operations consulting since December 2006. Prior to that and since September 2004 he served as the Chief Operating Officer at Taratec Development Corporation, a life sciences consulting company. Prior to that, and for more than five years, he was responsible for leading IBM’s worldwide sales, marketing, and business planning for Pharmaceutical, Medical Device, and Life Sciences clients. This included IBM product sales of hardware, software, services and financing. Mr. Freeman has 30 years of executive sales and operations management experience with IBM. Mr. Freeman is a graduate of Pennsylvania State University with an M.S. in Computer Science and holds a B.A. in Mathematics from Syracuse University. Mr. Freeman has been a director since 2005. Mr. Freeman brings to the Board extensive executive, marketing and technical experience, with a decades-long track record in the computer technology industry.

Rose Ann Giordano has been President of Thomis Partners, an investing and advisory services firm, since 2002. Prior to that, and for more than five years, Ms. Giordano served as Vice President of Worldwide Sales & Marketing for the Customer Services Division of Compaq Computer Corporation. Prior to that, Ms. Giordano held a number of executive positions with Digital Equipment Corporation. Ms. Giordano was the first woman Vice President and Corporate Officer of Digital Equipment Corporation. Ms. Giordano serves on the Board of Directors of Emerson Hospital. She formerly served on the Board of Directors of TimeTrade Inc., and the National Association of Corporate Directors/New England. Ms. Giordano holds a B.A. in Mathematics from Marywood College and is a graduate of the Stanford University Business School Executive Program. Ms. Giordano has been a director since 2005. Ms. Giordano brings to the Board extensive business, marketing and executive experience in the computer technology industry.

Michael E. Markulec has held various executive positions at Lumeta Corporation for the past 13 years, including the past three 3 years as President and Chief Executive Officer, and the 10 years prior thereto as Chief Operating Officer. Lumeta Corporation, a manufacturer of the IPsonar product suite, is one of the most widely deployed real-time network discovery solutions for large enterprises and governments. Mr. Markulec received a Bachelor of Science-Mechanical Engineering from Norwich University and a Masters of Business Administration from Duke University-Fuqua School of Business, and served as an Engineer Officer of the United States Army prior to his business career. Mr. Markulec has received many accreditations and awards for his accomplishments at Lumeta Corporation and is a frequent speaker and presenter on a variety of networking and security topics. Mr. Markulec brings to the Board extensive business and management experience focusing on engineering and technology fields.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

PROPOSAL 2 – APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN CERTAIN OFFERINGS

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with certain offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

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While we may seek to raise additional capital to implement our business strategy and enhance our overall capitalization, we have yet to determine the particular terms for such prospective offerings. However, because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

   Although there will be no initial effect on the holdings of current shareholders, the issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock.  Shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of additional shares of common stock in certain offerings could also have an effect on shareholders’ voting power. NASDAQ Listing Rule 5635(b) (“Rule 5635(b)”) requires us to obtain shareholder approval prior to certain issuances with respect to shares of common stock, or securities convertible into common stock, which could result in a subsequent change of control of the issuer. Generally, NASDAQ interpretations provide that the acquisition of 20% of the shares of an issuer by one person may be considered a change of control of such issuer. Accordingly, in the event that the issuance of additional shares of common stock triggers the requirements of Rule 5635(b), we are seeking shareholder approval now, to ensure efficiency in the future.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time. It is possible that if we conduct a stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed. If all or part of the offerings are completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings. In the event that we do seek to raise additional capital through certain offerings, we are seeking shareholder approval now so we can effectively comply with Rules 5635(d) and 5635(b) in the future.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF 20% OR MORE OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE AUTHORITY TO ISSUE PREFERRED STOCK

The Board has approved an amendment to the Certificate of Incorporation (the “Preferred Stock Amendment”) to provide authority to issue up to 5,000,000 shares of preferred stock and has directed that the Preferred Stock Amendment be submitted to shareholders for approval.  The proposed amendment to the Certificate of Incorporation is attached as “Exhibit A.” The Board has approved the Preferred Stock Amendment in order to provide the Company with capital raising and financing flexibility. Currently, we are not authorized to issue any shares of preferred stock.  Our shareholders are not entitled to preemptive rights with respect to the authorization of preferred stock pursuant to the Preferred Stock Amendment. The Board proposes and recommends authorizing shares of preferred stock, and giving the Board the authority to establish, from time to time, classes or series of preferred stock and to fix the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred stock, including dividend rates and preferences, conversion provisions, voting rights, redemption provisions, liquidation rights and preferences, preemption rights, maturity dates and other matters.

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The Board has determined that the authorization of the preferred stock is desirable and in the shareholders’ best interest because it will provide the Company with the flexibility to consider and respond to future business needs and opportunities as they arise from time to time, including in connection with capital raising, financing and pursuing other transactions or opportunities. While the Company does not have any current specific plans, arrangements or understandings, written or oral, to issue any of the preferred stock for any purpose, we are continually evaluating our financial position and analyzing the possible benefits of issuing additional securities. In doing so, the Company will have more flexibility in repaying indebtedness, furthering our capital management strategy and strengthening our balance sheet.

The authorization of the preferred stock will not have any immediate effect on the rights of existing shareholders. However, shares of preferred stock could be issued in the future with rights, preferences and privileges that may be superior to those of common stock. If the Preferred Stock Amendment is approved, except as may be required by law or NASDAQ rules, no further shareholder approval would be required prior to the issuance of shares of preferred stock authorized by the Preferred Stock Amendment. To the extent that shares of preferred stock are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The effects of the issuance of preferred stock upon holders of our common stock may include, among other things: (1) a preference in the payment of dividends to holders of preferred stock, which may restrict our ability to declare dividends on our common stock; (2) dilution of voting power if holders of preferred stock are given voting rights; (3) dilution of equity interests and voting power if the preferred stock is convertible, and converted into, common stock; or (4) a preference in payments upon liquidation to holders of preferred stock, which may limit liquidation payments on our common stock.

The Preferred Stock Amendment has been prompted by business and financial considerations. The Board represents that, if the Preferred Stock Amendment is approved, it will not, without prior shareholder approval, approve the issuance or use of any of the preferred stock for any defensive or anti-takeover purpose. Within these limits, as well as others imposed by applicable law and NASDAQ rules, the Board may approve the issuance or use of preferred stock for capital raising, financing and pursuing other attractive business opportunities. If shareholders do not approve the Preferred Stock Amendment there will be no immediate impact on the Company or the rights of existing shareholders.  However, failure to approve the Preferred Stock Amendment will limit our future options with respect to capital raising and financing transactions and could have an overall negative impact on our competitive position.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE AUTHORITY TO ISSUE PREFERRED STOCK.

PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO OUTSTANDING WARRANTS TO REDUCE THE EXERCISE PRICE

Shareholders are being asked to consider amending the terms of the Company’s outstanding warrants, such that the holder exercising the warrant will have the right to do so at a discounted exercise price. The Company currently has 485,775 warrants outstanding as a result of two separate transactions (collectively, “the Warrants”). The first transaction occurred on May 11, 2011, where the Company sold warrants to purchase a total of 221,875 shares of its common stock (the “2011 Warrants”). The 2011 Warrants became exercisable six months and one day following the closing date of the offering and will remain exercisable for five years thereafter. The exercise price of the 2011 Warrants is currently $13.56 per share and 221,875 of the 2011 Warrants remain outstanding. The second transaction occurred on September 23, 2013, where the Company sold warrants to purchase a total of 350,000 shares of its common stock (the “2013 Warrants”). The 2013 Warrants became exercisable six months and one day following the closing date of the offering and will remain exercisable for five years thereafter. On March 20, 2014, certain holders of the 2013 Warrants exercised 86,100 warrants at an exercise price of $3.50. The exercise price of the 2013 Warrants is currently $3.50 and 263,900 warrants remain outstanding.

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The total number of shares of common stock currently issuable upon exercise of the Warrants is 485,775. The Board is recommending that the exercise price be reduced to account for the recent decline in the stock price. If this proposal is approved, the exercise price of the Warrants will be reduced by a range between [$*] and [$*], such range to be determined in the discretion of our Board of Directors, depending on market conditions. This amendment would lower the exercise price of the 2011 Warrants to a price between [$*] and [$*] and would lower the exercise price of the 2013 Warrants to a price between [$*] and [$*]. As a result of this amendment, the Company would receive less in proceeds from the exercise of all outstanding warrants, even though the same number of shares would be issued to holders upon exercise.

The foregoing descriptions of the Warrants do not purport to be complete and are qualified in their entirety by reference to the descriptions and exhibits contained in the Company’s filings with the SEC, including the Current Reports on Form 8-K filed by the Company with the SEC on May 12, 2011 and September 30, 2013.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUTSTANDING WARRANTS TO REDUCE THE EXERCISE PRICE.

PROPOSAL 5 – APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN

Our shareholders are being asked to vote on a proposal to approve the implementation of the 2014 Equity Incentive Plan (the “Plan”). The Plan will only become effective upon shareholder approval, and no awards will be made under the Plan prior to that time. Equity incentive awards play a significant role in the compensation provided to executive officers and employees in the current market. We intend on relying on equity compensation in order to attract and retain key employees, align the interests of our executive officers with those of our shareholders and to provide executive officers and other employees with the opportunity to accumulate retirement income. The Plan is designed to provide flexibility to meet our need to remain competitive in the marketplace in order to attract and retain executive talent and other key employees. If adopted, we anticipate that we will continue to utilize equity incentives as an important component of our compensation program. The proposed Plan is attached as “Exhibit B.”

The Board of Directors will have the exclusive authority to determine which officers, key employees, and consultants and other independent advisors who provide services to the Company will be entitled to receive a benefit under the Plan and to administer awards under the Plan to those eligible individuals. The Board retains the authority to appoint a Compensation Committee at any time, consisting of one or more Board members, to determine awards under the Plan. The Compensation Committee will determine, among things, the selection of those individuals to be granted awards under the Plan among those individuals eligible for participation, the level of participation of each participant, when and how each award under the plan will be granted, and what type or combination of types of awards will be granted.

The Board is recommending that [*] shares of common stock be reserved for issuance under the Plan. The shares of common stock issuable may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions. Unless determined otherwise, a participant will not have any rights as a shareholder with respect to shares covered by an award until the date that the participant becomes the holder of record with respect to such shares. Awards granted under the Plan may not be transferred except by will or the laws of descent and distribution or, subject to the consent of the Board, under a domestic relations order entered into by a court of competent jurisdiction. During a participant’s lifetime, any options or awards granted under the Plan may be exercised only by the participant.

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The Plan may be amended, altered, or discontinued by our Board of Directors but no amendment, alteration, or discontinuation may be made if it would materially impair the rights of a participant without the participant’s consent, except for any such amendment required to comply with law. The plan may not be amended without shareholder approval to the extent that such approval is required to comply with applicable law or the listing standards of any exchange on which our common stock may be listed.

Stock Options. Stock options provide the recipient with the right to purchase shares of common stock at a price not less than their fair market value on the date of the grant. The stock option price is payable in cash, by tendering previously acquired shares of common stock having an aggregate fair market value at the time of exercise equal to the option price, by cashless (broker-assisted) exercise, or any other method approved by the Board. No stock option may be exercised more than [*] years from the date of grant. Each grant of a stock option will specify the period of continuous service that is necessary before the option right becomes exercisable. Any grant of stock options may specify management objectives that must be achieved as a condition to exercise the option rights. Stock options will not provide for any dividends or dividend equivalents.

Stock options granted under the Plan may be stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Incentive stock options may be granted only to participants who meet the definition of “employees” under Section 3401(c) of the Code. In addition, in order to qualify for incentive stock option treatment, in the case of options granted to a holder of 10% or more of the company’s common stock, the stock option price may not be less than 110% of the fair market value of the stock on the date the stock option is granted.

Stock Appreciation Rights. A Stock Appreciation Right (“SAR”) provides the recipient with the right to receive from us an amount, determined by the Board and expressed as a percentage (not exceeding 100%), of the difference between the base price established for the appreciation rights and the market value of the common stock on the date the rights are exercised. Appreciation rights can be tandem (i.e., granted with option rights to provide an alternative to the exercise of the option rights) or free-standing. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and requires that the related option right be surrendered for cancellation. Free-standing appreciation rights must have a base price per right that is not less than the fair market value of the common stock on the grant date, must specify the period of continuous employment that is necessary before such appreciation rights become exercisable and may not be exercisable more than [*] years from the grant date.

Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable. When exercised, appreciation rights may be paid by us in cash, common stock or a combination of the two. Any grant of appreciation rights may specify performance measures that must be achieved as a condition to exercising such rights, waiting periods before appreciation rights become exercisable and permissible dates or periods on or during which appreciation rights are exercisable. Appreciation rights will not provide for any dividends or dividend equivalents.

Bonus Shares. Bonus Shares are an award to an eligible person of shares for services to be rendered or for past services already rendered to the Company. The Board will determine the number of shares to be awarded to the eligible individual, in accordance with any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on performance factors. Payment for the Bonus Shares may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares on the date of payment, as determined in the sole discretion of the Board.

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The following is a brief summary of the principal United States federal income tax consequences of transactions under the Plan. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Stock Options. In general, a participant realizes no taxable income upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, may result in an alternative minimum tax liability to the participant. With certain exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and a deduction for us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

Stock Appreciation Rights. Generally, a participant will not recognize taxable income upon the grant of a SAR, but will recognize ordinary income upon the exercise of a SAR in an amount equal to the cash amount received upon exercise (if the SAR is cash-settled) or the fair market value of the common stock received upon exercise (if the SAR is stock settled). We will ordinarily be entitled to a deduction on the exercise date in an amount equal to the amount of ordinary income recognized by the participant upon exercise.

Bonus Shares. Employees who are granted incentive bonus awards recognize taxable ordinary income at the time the award is paid in an amount equal to the amount so paid, and the Company will receive a corresponding deduction.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2014 EQUITY INCENTIVE PLAN.

PROPOSAL 6 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Exchange Act, which requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

As described in greater detail under the heading "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for sustained financial and operating performance and leadership excellence, and the alignment of their interests with those of our shareholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Although the vote is non-binding, we value your opinions and will consider the outcome of the vote in establishing compensation philosophy and making future compensation decisions.

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The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 6. Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 7 - RATIFICATION OF THE SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has selected CohnReznick LLP as the independent certified public accountants to the Company for the fiscal year ending April 30, 2015. The holders of common stock are asked to ratify this selection. CohnReznick LLP (formerly J.H. Cohn LLP) has served the Company in this capacity since October of 2005. If the shareholders fail to ratify this selection of CohnReznick LLP, the Audit Committee will reconsider its action in light of the shareholder vote.

The Company has been advised by CohnReznick LLP that representatives of that firm are expected to be present at the Annual Meeting of Shareholders. These representatives will have the opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2015.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of July 31, 2014 (i) by each director, (ii) the Named Executive Officers (hereafter defined in the Summary Compensation Table) and (iii) all directors and executive officers as a group. Unless otherwise indicated, stock ownership includes sole voting power and sole investment power. No other person or group is known to beneficially own in excess of five percent (5%) of the common stock.

Name of	Amount and	Percent
Beneficial	Nature of	of
Owner	Beneficial Ownership (1)	Class (2)

Thomas A. Majewski	[*] (3)	[*]%

John H. Freeman	[*] (4)	[*]%

Rose Ann Giordano	[*] (5)	[*]%

Michael E. Markulec	[*] (6)	[*]

Marc P. Palker	[*]	[*]

Jeffrey H. Duncan	[*] (7)	[*]%

Anthony M. Lougee	[*] (8)	[*]

David S. Sheerr	[*] (9)	[*]%

Directors and	[*] (10)	[*]%
executive officers
as a group (8 persons)

_____________

(1) The number of shares have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

(2) On August [*], 2014, [*] shares were outstanding.

(3) Of this amount, [*] shares may be acquired by the exercise of options held.

(4) Of this amount, [*] shares may be acquired by the exercise of options held.

(5) Of this amount, [*] shares may be acquired by the exercise of options held.

(6) Of this amount, [*] shares may be acquired by the exercise of options held.

(7) Of this amount, [*] shares may be acquired by the exercise of options held and [*] shares are held by the Company’s 401(k) Plan.

(8) Of this amount, [*] shares may be acquired upon the exercise of options held and [*] shares are held by the Company’s 401(k) Plan.

(9) Of this amount, [*] shares may be acquired by the exercise of options held.

(10) Of this amount, [*] shares may be acquired by the exercise of options held by executive officers, and [*] shares may be acquired by exercise of options held by outside directors.

* Less than 1%.

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CORPORATE GOVERNANCE

Board Leadership Structure

The Company presently separates the roles of Chief Executive Officer and Chairman of the Board. This serves to align the Chairman’s role with the Company’s independent directors and to further enhance the independence of the Board from management. The Chairman works closely with the Chief Executive Officer to set the agenda for meetings and to facilitate information flow between the Board and management.

Board Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics. The Compensation Committee oversees risks arising from the Company’s compensation policies and programs. This Committee has responsibility for evaluating and approving the executive compensation and benefit plans, policies and programs of the Company. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

RELATED PARTY TRANSACTIONS

All transactions by the Company with a director or executive officer must be approved by the Board of Directors if they exceed $120,000 in any fiscal year. Apart from any transactions disclosed herein, no such transaction was entered into with any director or executive officer during the last fiscal year. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics, which are available on the Company’s web site.

During fiscal 2014 and 2013, the Company purchased inventories for resale totaling approximately $[*] and $[*] respectively from Sheerr Memory, Inc. (“Sheerr Memory”). Sheerr Memory’s owner, Mr. David Sheerr, is employed by the Company as the general manager of the acquired MMB business unit and is an executive officer of the Company. When the Company acquired certain assets of MMB, it did not acquire any of its inventory. However, the Company informally agreed to purchase such inventory on an as needed basis, provided that the offering price was a fair market value price. The inventory acquired was purchased subsequent to the acquisition of MMB at varying times and consisted primarily of raw materials and finished goods used to produce products sold by the Company. Sheerr Memory offers the Company trade terms of net 30 days and all invoices are settled in the normal course of business. No interest is paid. The Company has made further purchases from Sheerr Memory subsequent to April 30, 2014 and management anticipates that the Company will continue to do so, although the Company has no obligation to do so.

On February 24, 2010, the Company entered into a Note and Security Agreement with Mr. Sheerr. Under this agreement, the Company borrowed the principal sum of $1,000,000 for a period of six months, which the Company could extend for an additional three months without penalty. The loan bore interest at the rate of 5.25%, payable monthly. The entire principal amount was payable in the event of the employee’s termination of employment by the Company. The loan was secured by a security interest in all machinery, equipment and inventory of Dataram at its Montgomeryville, PA location. The loan was repaid in full on August 13, 2010. No further financing is available to the Company under this agreement.

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On July 27, 2010, the Company entered into an agreement with Sheerr Memory, to consign a formula-based amount of up to $3,000,000 of certain inventory into the Company’s manufacturing facilities. As of April 30, 2011, the Company has received financing totaling $1.5 million under this agreement, of which $1,000,000 was used to repay in full a note payable to the employee arising from an agreement entered into with the employee in February, 2010 and which expired in August 2010. On December 14, 2011, the Company repaid the loan in full. No further financing is available to the Company under this agreement.

On December 14, 2011, the Company entered into a Note and Security Agreement with Mr. Sheerr. The agreement provides for secured financing of up to $2,000,000. The Company was obligated to pay monthly, interest equal to 10% per annum calculated on a 360 day year of the outstanding loan balance. Principal was payable in sixty equal monthly installments, beginning on July 15, 2012. The Company had the option to prepay any or all sums due under this agreement at any time without penalty. On closing, the Company borrowed $1,500,000 under the agreement and repaid in full the $1,500,000 due under a previous agreement.

On November 6, 2013, the Company entered into a financing arrangement with Mr. Sheerr structured as a sale lease-back. Pursuant to the arrangement, the Company sold certain equipment and furniture located at its Montgomeryville, PA location to Mr. Sheerr in consideration for a reduction of $500,000 in the remaining principal balance of the then outstanding promissory note owed to Mr. Sheerr, which promissory note was amended and restated (the “Amended and Restated Note and Security Agreement”). As additional security for the Amended and Restated Note and Security Agreement, the Company collaterally assigned to Mr. Sheerr its lease to the Montgomeryville, PA facility pursuant to a Collateral Assignment of Tenant’s Interest in Lease (the “Collateral Assignment”). Simultaneously, the Company leased the equipment and furniture back from Sheerr pursuant to an Equipment and Furniture Lease Agreement (the “Lease”). The Lease has a 5 year term, and provides the Company with the option to extend the term for an additional 2 years. The monthly lease payments that the Company is obligated to pay under the terms of the Lease is approximately $7,500. Mr. Sheerr will retain possession of the equipment and furniture upon termination of the Lease.

On April 29, 2014, the Company repaid to Mr. Sheerr the full amount of approximately $773,000 due under the Amended and Restated Note and Security Agreement. As a result of such repayment, the Amended and Restated Note and Security Agreement and the Collateral Assignment were terminated.

The Company compensates its Chief Financial Officer, Marc P. Palker, as a consultant through payment to MPP Associates, Inc. For the period of January 1, 2014 to April 30, 2014, Mr. Palker was compensated through MPP Associates, Inc., totaling approximately $65,334. In the past, Mr. Palker was compensated as a consultant through payment to CFO Consulting Partners, LLC, at the rate of $200 per hour. Such payments totaled approximately $175,566 for the period of May 1, 2013 to December 31, 2013 and $286,600 for the fiscal year ended April 30, 2013. The total compensation for year ended April 30, 2014 was $240,900. Mr. Palker was a director of CFO Consulting Partners, LLC from March 2010 to December 2013 and has been the principal of MPP Associates, Inc. since February 2010. Mr. Palker does not receive any compensation for his services as Chief Financial Officer directly from the Company and does not participate in any of the Company’s employee benefit plans. Additional information regarding Mr. Palker’s compensation is set forth under “Executive Compensation” below.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Securities and Exchange Commission rules regarding disclosure of executive compensation require proxy statement disclosure of specified information regarding certain relationships of members of the Company’s Board of Directors with the Company or certain other entities. None of the members of the Company’s Board of Directors has a relationship requiring such disclosure.

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth information concerning each of the Company’s executive officers:

Name	Age	Positions with the Company
John H. Freeman	65	President and Chief Executive Officer
Marc P. Palker	62	Chief Financial Officer
Jeffrey H. Duncan	64	Vice President-Manufacturing and Engineering
Anthony M. Lougee	53	Controller
David S. Sheerr	54	General Manager, Micro Memory Bank (“MMB”)

John H. Freeman has been employed by the Company since May 7, 2008 when he was named President and Chief Executive Officer. Mr. Freeman has been a director since 2005. Additional information regarding Mr. Freeman is set forth under “Nominees for Director” above.

Marc P. Palker has served as the Company’s Chief Financial Officer since January 2012. He was a director of CFO Consulting Partners, LLC from March 2010 to December 2013 and has been a principal at MPP Associates, Inc. since February 2010. During the performance of his duties as Chief Financial Officer, Mr. Palker served as a director of CFO Consulting Partners and the Company compensated Mr. Palker as a consultant through CFO Consulting Partners until December 2013. The Company now compensates Mr. Palker as a consultant through MPP Associates, Inc., which he has been the principal of since February 2010. Mr. Palker is a Certified Management Accountant. Additional information regarding Mr. Palker’s compensation is set forth under “Related Party Transactions” above and “Executive Compensation” below.

Jeffrey H. Duncan has been employed by the Company since 1974. In 1990, he became Vice President-Engineering. Since 1995, he served as Vice President-Manufacturing and Engineering.

Anthony M. Lougee has been employed by the Company since 1991, initially as Accounting Manager. In 2002 he was named an executive officer and currently serves as Controller, a position he has held since 1999.

David S. Sheerr has been employed by the Company since its acquisition of certain assets of Micro Memory Bank, Inc. from him on March 31, 2009. He previously served as President of Micro Memory Bank, Inc. from October 7, 1994 until the acquisition.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors is comprised of all members of our Board of Directors, except the Chief Executive Officer. The Compensation Committee’s basic responsibility is to review the performance of our management in achieving corporate goals and objectives and to ensure that our executive officers are compensated effectively in a manner consistent with our strategy and compensation practices. Toward that end, the Compensation Committee oversaw, reviewed and administered all of our compensation, equity and employee benefit plans and programs applicable to executive officers.

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Say-On-Pay Vote

In 2013, approximately [*]% of the shares voted were cast in support of the compensation of our Named Executive Officers in our annual say-on-pay advisory vote.  We believe that the results of this vote demonstrate the shareholders’ support of our approach to executive compensation.  The shareholder vote was one of the many factors contributing to our decision to adopt the 2014 Plan in accordance with our executive compensation philosophy or practices.  We will continue to consider the results of future shareholder advisory votes, which will be held annually until our next say-on-pay frequency vote, in our ongoing evaluation of our executive compensation philosophy and practices.

Compensation Philosophy and Objectives

We operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our Company. Therefore, our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our shareholders. We did not identify specific metrics against which we measured the performance of our executive officers. Our decisions on compensation for our executive officers were based primarily upon our assessment of each individual’s performance. We relied upon judgment and not upon rigid guidelines or formulas in determining the amount and mix of compensation elements for each executive officer. Factors affecting our judgment include the nature and scope of the executive’s responsibilities and effectiveness in leading our initiatives to achieve corporate goals.

Mr. Freeman, our Chief Executive Officer, as the manager of the members of the executive team, assessed the individual contribution of each member of the executive team other than himself and, where applicable, made a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus, and option awards. The Compensation Committee evaluated, discussed and modified or approved these recommendations and conducted a similar evaluation of Mr. Freeman’s contributions to the Company.

During 2014 and beyond, our objective will be to provide overall compensation that is appropriate given our business model and other criteria to be established by the Compensation Committee. Some of the elements of the overall compensation program are expected to include competitive base salaries, short-term cash incentives and long-term incentives in the form of options to purchase shares, if available.

We expect that our Chief Executive Officer, as the manager of the members of the executive team, will continue to assess the individual contributions of the executive team and make a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus pool allocations and the award of options to purchase shares. The Compensation Committee will then evaluate, discuss and modify or approve these recommendations and conduct a similar evaluation of the Chief Executive Officer’s contributions to corporate goals and achievement of individual goals.

Compensation Policies and Risk Management

The Compensation Committee and management periodically undertake a risk assessment of the Company’s compensation policies and practices, including a review of trends and developments in executive pay. The Compensation Committee does not believe that the Company’s compensation policies and practices motivate imprudent risk taking or are reasonably likely to cause a material adverse effect upon Dataram’s business and operations. In this regard, the Company notes, among other things, that the Company does not offer significant short-term incentives that might drive high-risk behavior at the expense of long-term Company value and that stock option awards to directors and management seek to align the interests of these individuals with the Company’s long-term growth goals.

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Role of Executive Officers and Compensation Consultants

Our Chief Executive Officer supports the Compensation Committee in its work by providing information relating to our financial plans, performance assessments and recommendation for compensation of our executive officers. Mr. Freeman, while not a member of the Compensation Committee, is a member of the Board of Directors. The Compensation Committee has not in recent years engaged any third-party consultant to assist it in performing its duties, though it may elect to do so in the future.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of the three components discussed below. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the relevant factors associated with each executive are reviewed on a case-by-case basis to determine the appropriate level and mix of compensation.

Base Salaries. The salaries of our Chief Executive Officer and our other executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions based on information available to the Compensation Committee. We believe that our base salary levels are consistent with levels necessary to achieve our compensation objective, which is to maintain base salaries competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Any base salary adjustments are expected to be based on competitive conditions, market increases in salaries, individual performance, our overall financial results and changes in job duties and responsibilities.

Annual Bonus Compensation. We maintain an annual bonus program. The award of bonuses to our executive officers is the responsibility of the Compensation Committee and is determined on the basis of individual performance. The annual bonus program is designed to reward performance in a way that furthers key corporate goals and aligns the interests of management with our annual financial performance.

Long-Term Incentive Compensation. In the past, the Company has awarded stock options to executive officers under various stock option plans. Currently the Company’s only option plan allows the award of options to purchase shares of common stock to employees (other than executive officers) of, and consultants to, the Company. However, if the proposal to adopt the 2014 Plan is approved, there will be a reservation of [*] shares of common stock to be issued to key employees.

Share Ownership Guidelines

We currently do not require our directors or executive officers to own a particular amount of our shares, although we do have a policy against directors or officers taking a short position in the Company’s stock.

Perquisites

Our executive officers participate in the same 401(k) plan and the same life and health group insurance plans, and are entitled to the same employee benefits, as our other salaried employees. In addition, some of our executive officers receive an automobile allowance as described in the Summary Compensation Table.

Post-Termination Protection and Change in Control

We have employment agreements with Messrs. Freeman, Duncan and Sheerr. The agreements with Messrs. Freeman and Duncan each provide for the payment of one year’s salary upon early termination in lieu of payments under the Company general severance policy; Mr. Sheerr’s agreement provides for the payment of six months’ salary.

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Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee believes that this issue is best addressed when the need actually arises, when all of facts regarding the restatement are known.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit, subject to certain exceptions, of $1 million on the amount of compensation that we may deduct from the U.S. source income in any one year with respect to our Chief Executive Officer, our Chief Financial Officer and each of our next three most highly paid executive officers.

We account for equity compensation paid to our employees, i.e. stock option awards, under the rules of FASB ASC, which requires us to estimate and record an expense for each award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Summary

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value.

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended April 30, 2014.

Thomas A. Majewski, Chairman

Rose Ann Giordano

Michael E. Markulec

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Summary Compensation

The following table sets forth the compensation paid for the fiscal years ended April 30, 2014, 2013 and 2012 to the Company’s Chief Executive Officer, the Chief Financial Officer and the Company’s other executive officers (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

(In Dollars)

Name and Principal Position	Fiscal Year	Salary	Bonus	Other (1)	Option Awards (2)	Other Compensation (3)	Total

John H. Freeman President And Chief Executive Officer	2014	$275,000	$[*]	$[*]	$[*]	$[*]	$[*]
	2013	275,000	0	0	0	12,375	287,375
	2012	275,000	0	0	0	12,375	287,375

Marc P. Palker, CFO (4)		-	-	-	-	-	-

Jeffrey H. Duncan V.P.-Manufacturing & Engineering	2014	$199,032	$4,000	0	0	$22,642	$225,674
	2013	199,032	4,000	7,800	0	8,956	219,788
	2012	199,032	21,000	7,800	0	8,956	236,788

Anthony M. Lougee Controller	2014	$129,000	$5,000	$[*]	$[*]	$[*]	$[*]
	2013	129,000	12,000	0	0	5,805	146,805
	2012	128,308	15,000	0	0	5,774	149,081

David S. Sheerr General Mgr.-Micro Memory Bank	2014	$[*]	$[*]	$[*]	$[*]	$[*]	$[*]
	2013	200,000	0	0	5,750	9,000	214,750
	2012	200,000	20,000	0	53,100	9,000	282,100

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(1) Automobile allowances.

(2) We measure the fair value of stock options using the Black-Scholes option pricing model based upon the market price of the underlying common stock as of the date of grant, reduced by the present value of estimated future dividends, using an expected quarterly dividend rate of $0 in fiscal years 2014, 2013 and 2012. Risk-free interest rates ranging from [0.5% to 5.0%] were used. For fiscal years 2014, 2013 and 2012, option values for Mr. Sheerr’s option grants were $[*], $0.345 and $0.53, respectively. All option awards and option values have been adjusted to reflect the reverse 1-for-6 stock split which was effective March 18, 2013.

(3) Payments by the Company to a plan trustee under the Company’s Savings and Investment Retirement Plan, a 401(k) plan. The Company does not have a pension plan.

(4) Mr. Palker was the director of CFO Consulting Partners, LLC from March 2010 to December 2013. During the performance of his duties as Chief Financial Officer, Mr. Palker served as director of CFO Consulting Partners and the Company compensated Mr. Palker as a consultant through CFO Consulting Partners LLC. Mr. Palker has also been the principal of MPP Associates, Inc. since February 2010, and as of January 1, 2014, the Company began compensating him as a consultant through MPP Associates. As a result, Mr. Palker does not receive any compensation directly from the Company and does not participate in any of the Company’s employee benefit plans. The Company compensated CFO Consulting Partners for Mr. Palker’s services at the rate of $200 per hour and now compensates MPP Associates for Mr. Palker’s services at the rate of$15,000 per month. Such payments totaled approximately $65,334 for the period of January 1, 2014 to April 30, 2014 to MPP Associates and $175,566 for the period of May 1, 2013 to December 31, 2013 and $286,600 for the fiscal year ended April 30, 2013 to CFO Consulting Partners. The total compensation for year ended April 30, 2014 was $240,900.

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GRANTS OF PLAN-BASED AWARDS

There were no grants of plan-based awards to Named Executive Officers of the Company in the Company’s fiscal year ended April 30, 2014.

The Company does not presently have any equity incentive plan other than its 2011 Stock Option Plan and does not have a non-equity incentive plan other than the bonus pool. The size of grants under the 2011 Stock Option Plan and the bonus pool are not predetermined in accordance with an incentive award. As of August [*], 2014, [*] shares remain available for issuance under the 2011 Stock Option Plan.

The following grant was made to Mr. David S. Sheerr pursuant to an employment agreement the Company entered into with him concurrent with the Company’s acquisition of certain assets of Micro Memory Bank, Inc. from Mr. Sheerr on March 31, 2009.

			Grant
Grant	Option	Exercise	Date
Date	Awards	Price(1)	Value(2)

7/19/2012	16,667	$4.14	$5,750

(1) Closing market price on the date of grant. The option award and exercise price have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

(2) Computed in accordance with the compensation-stock compensation of FASB ASC (see assumptions set forth under the Summary Compensation table).

Narrative Description of Summary Compensation

Salary and bonus constituted approximately [*]% of total compensation for the Named Executive Officers in fiscal 2014. Options granted to Mr. Sheerr are five year options exercisable one year after the grant date. All options granted are at an exercise price equal to the closing market price of the Company’s common stock on the date of grant. No dividends are paid or accrued with respect to options for the benefit of employees prior to the date of option exercise.

Outstanding Options

The following table sets forth information concerning outstanding stock options at the fiscal year-end, April 30, 2014.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options	Options	Exercise	Expiration
Name	Exercisable(1)	Unexercisable(1)	Price($) (1)	Date

John H. Freeman
2009	25,000	0	19.20	05/07/2018
2010	30,000	0	15.42	09/24/2019

Jeffrey H. Duncan
2009	1,333	0	11.94	09/25/2018
2010	16,667	0	15.42	09/24/2019

Anthony M. Lougee
2010	1,000	0	15.42	09/24/2014

David Sheerr (2)
2010	8,333	0	15.42	09/24/2014
2011	16,667	0	10.56	09/23/2015
2012	16,667	0	6.36	09/22/2016
2013	0	16,667	4.14	07/18/2017

___________

(1) The number of securities underlying unexercised options and option prices have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

(2) Options granted to Mr. David S. Sheerr were made pursuant to an employment agreement the Company entered into with him concurrent with the Company’s acquisition of certain assets of Micro Memory Bank, Inc. from Mr. Sheerr on March 31, 2009. Options granted to Mr. Sheerr are five year options exercisable one year after the grant date.

All options granted are at an exercise price equal to the closing market price of the Company’s common stock on the date of grant.

Option Exercises

There were no stock option exercises by Named Executive Officers during the fiscal year ended April 30, 2014.

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EQUITY COMPENSATION PLAN INFORMATION AT APRIL 30, 2014

Plan Category	Number of Securities	Weighted-average	Number of securities
	to be issued upon	exercise price of	remaining available
	exercise of	outstanding options,	for future issuance under
	outstanding	warrants and	equity compensation
	options(1)	rights(1)	plans (excluding
			securities reflected
			in column (a)) (1)

	(a)	(b)	(c)

Equity compensation plans approved by security holders	311,575	$12.40	8,333

Equity compensation plans not approved by security holders	0	-	0

Total	311,575	$12.40	8,333

(1) The number of securities to be issued upon exercise of outstanding options, securities remaining available for future issuance and weighted average exercise price have been adjusted to reflect the reverse 1-for-6 stock split effective March 18, 2013.

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EMPLOYMENT AGREEMENTS

On May 7, 2008, the Company’s Board of Directors appointed John H. Freeman to the position of President and Chief Executive Officer of the Company. The Board of Directors agreed to hire Mr. Freeman as President and Chief Executive Officer for a term of one year, with automatic renewal terms of one year each. Mr. Freeman’s base salary is $275,000 annually. He is eligible biannually for a bonus of up to 50% of his base salary, as determined by a review of the Company’s Compensation Committee, and also for a year-end bonus at the conclusion of the fiscal year if his performance exceeds expectations. Mr. Freeman receives three weeks paid vacation and is entitled to participate in any of the Company’s present and future life insurance, disability insurance, health insurance, and similar plans as well.

The Board of Directors hired Mr. Freeman based on the agreement that he accepts certain non-solicitation, non-competition and non-disparagement restrictions.

Jeffrey H. Duncan entered into an employment agreement with the Company as of February 1, 2005. The agreement continues on a year to year basis until terminated by the Company on thirty (30) days’ notice before April 30th of each year. The current annual base compensation under the agreement is $199,032, which is subject to annual review by the Board of Directors. In addition, Mr. Duncan will receive a bonus based upon a formula which shall be reviewed and approved annually by the Board of Directors. The agreement may be terminated by the Company for cause and expire upon the death or six months after the onset of the disability of Mr. Duncan. In the event of termination or non-renewal, Mr. Duncan is entitled to one year’s base salary at the current rate plus a pro rata bonus for the current year. The agreement contains terms concerning confidentiality, post-employment restrictions on competition and non-solicitation of Company employees.

David Sheerr entered into an employment agreement with the Company as of March 31, 2009. The agreement has an initial term of four years and continues on a year to year basis thereafter until terminated by the Company on thirty (30) days’ notice before April 30th of each year. The current base compensation under the agreement for Mr. Sheerr is $200,000, which is subject to annual review by the Board of Directors. In addition the executive will receive a bonus based upon a formula based upon the operating performance of the Company’s Micro Memory Bank business unit. The employment agreement may be terminated by the Company for cause and expires upon the death or six months after the onset of the disability of the executive. In the event of termination or non-renewal, the executive is entitled to six months’ base salary at the current rate plus a pro rata bonus for the current year. The employment agreement contains terms concerning confidentiality, post-employment restrictions on competition and non-solicitation of Company employees.

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PRINCIPAL ACCOUNTANTS FEES AND SERVICES

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accounting firm CohnReznick LLP (formerly J.H. Cohn LLP) for professional services:

	2014	2013
Audit Fees	$[*]	$154,148
Audit related fees (1)	[*]	15,500
Tax fees (2)	[*]	0
Total fees	[*]	169,648

__________________

(1) Consists principally of the audit of the financial statements of the Company’s employee benefit plan.

(2) Consists principally of fees for tax consultation and tax compliance services, including foreign jurisdictions.

All non-audit fees of an auditor must be pre-approved by the Audit Committee of the Board of Directors unless the amount is less than 5% of the amount of revenues to the auditor in the previous fiscal year or was not regarded as a non-audit fee at the time it was contracted for. In either event, the fee must be submitted to the Audit Committee for its approval before the completion of the audit. In the previous fiscal year, all Audit Related Fees, all Tax Fees and all Other Fees were pre-approved by the Audit Committee pursuant to this policy.

REPORT OF THE AUDIT COMMITTEE

Pre-approval by the Audit Committee of all non-audit services performed by the Company’s independent accountants is now required by law. Where urgent action is required, the Chairman of the Committee may give this approval subject to confirmation of this decision by the full Committee at its next meeting.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended April 30, 2014 with management.

The Audit Committee has discussed with CohnReznick LLP the matters required to be discussed in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1 AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T).

The Audit Committee has received the written disclosures and the letter from CohnReznick LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No 1., Independence Discussion with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3200T), as amended, and has discussed with CohnReznick LLP that firm’s independence from the Company.

26

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2014 for filing with the Securities and Exchange Commission.

Thomas A. Majewski, Chairman

Rose Ann Giordano

Michael E. Markulec

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

PROPOSALS OF SECURITY HOLDERS AT 2015 ANNUAL MEETING

Any shareholder wishing to present a proposal which is intended to be presented at the 2015 Annual Meeting of Shareholders should submit such proposal to the Company at its principal executive offices no later than April 12, 2015. It is suggested that any proposals be sent by certified mail, return receipt requested.

BOARD OF DIRECTORS

The Board of Directors has a process for shareholders to communicate with directors. Shareholders should write to the President at the Company’s mailing address and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the President, to matters on the Board’s agenda.

The Board of Directors of the Company met [*] times during the last fiscal year. It is the policy of the Board that all members will attend the Annual Meeting of Shareholders and all members of the Board attended last year’s meeting.

The Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, whose members are Thomas A. Majewski, Rose Ann Giordano and Michael E. Markulec. This Committee met [*] times during the last fiscal year. The principal functions of the Audit Committee are evaluation of work of the auditors, review of the accounting principles used in preparing the annual financial statements, review of internal controls and procedures and approval of all audit and non-audit services of the auditor. The Company’s Board of Directors has adopted a written charter for the Audit Committee which may be viewed at the Company’s website, www.dataram.com. Each member of the Audit Committee is “independent” within the meaning of the NASDAQ listing standards. The Board of Directors has determined that Mr. Majewski is a “financial expert” within the meaning of those standards and an “audit committee financial expert” within the meaning of Item 401(h) of SEC Regulation S-K and is “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Proxy Rules.

27

The Board of Directors has a standing Compensation Committee whose members are Thomas A. Majewski, Rose Ann Giordano and Michael E. Markulec, all of whom are “independent” within the meaning of the NASDAQ listing standards. This Committee relies upon the advice of the Company’s chief executive officer who makes recommendations both concerning director compensation and the compensation of other executive officers. This Committee meets as required. The principal functions of the Compensation Committee are to recommend to the Board of Directors the compensation of directors and the executive officers and to establish and administer various compensation plans, including the stock option plan. The Compensation Committee does not have a written charter.

The Board of Directors has a standing Nominating Committee whose members are Thomas A. Majewski, Rose Ann Giordano and Michael E. Markulec, all of whom are “independent” within the meaning of the NASDAQ listing standards. This Committee meets as required. The principal function of this Committee is the recommendation to the Board of Directors of new members of the Board of Directors. The members of the Nominating Committee are “independent” within the meaning of the NASDAQ listing standards. The Board of Directors has adopted a charter for the Nominating Committee, which may be viewed at the Company’s website, www.dataram.com. In addition, the Nominating Committee also considers diversity with respect to viewpoint, skills and experience in determining the appropriate composition of the Board and identifying director nominees. The Board is committed to following the Company’s policy of non-discrimination based on gender, race, age, religion or national origin. The Board believes that its policies are effective in identifying and enlisting candidates that will best fulfill the Board’s and the Company’s needs at the time of the search. In years in which the Board considers that the selection of a new director would be desirable, the Nominating Committee solicits recommendations from the directors and the executive officers. The Nominating Committee will also consider recommendations made by shareholders. From these recommendations, the Committee selects a small group to be interviewed. The Nominating Committee then makes a recommendation to the full Board. Shareholders desiring to make such recommendations should write directly to the Committee at the Company’s executive offices at P.O. Box 7528, Princeton, New Jersey 08543-7528.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities and Exchange Commission requires that the Company report to shareholders the compliance of directors, executive officers and 10% beneficial owners with Section 16(a) of the Exchange Act. This provision requires that such persons report on a current basis most acquisitions or dispositions of the Company’s securities. Based upon information submitted to the Company, all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

MISCELLANEOUS

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy, including broker solicitation fees and accountants’ and attorneys’ fees in connection therewith, will be borne by the Company. The amount is expected to be the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers. Solicitation of proxies will be made by mail, but regular employees may solicit proxies by telephone or otherwise.

Please date, sign and return the accompanying proxy at your earliest convenience. No postage is required for mailing in the United States.

28

By Order of the Board of Directors.

Marc P. Palker

Secretary

ANNUAL REPORT ON FORM 10-K

Upon the written request of a shareholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2014, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form 10-K to any shareholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or its exhibits should be addressed to Chief Financial Officer, Dataram Corporation, P.O. Box 7528, Princeton, New Jersey 08543-7528.

29

EXHIBIT A

Certificate of Amendment
to
Certificate of Incorporation
of
Dataram Corporation

Pursuant to the provisions of Section 14-A:9-2(4) and Section 14.A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1.     The name of the corporation is “Dataram Corporation.”

2.     The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the ________ day of ______________, 2014.

3.     The number of shares outstanding at the time of the adoption of the amendment was: [______________]. The total number of shares entitled to vote thereon was: [_______________] shares of Common Stock.

4.     The number of shares voting for and against such amendment is as follows:

Number of Shares Voting for Amendment: [__________________].

Number of Shares Voting Against Amendment: [__________________].

Resolved, that Restated Articles of the Certificate of Incorporation be amended to read as follows:

5.      SIXTH: The total number of shares of common stock that may be issued by the Company is 54,000,000 shares, each having a par value of $1.00 and the total number of shares of preferred stock that may be issued by the Company is 5,000,000 shares, each having a par value of $1.00.

All or any part of said shares of common stock and preferred stock may be issued by the Company from time to time, for such consideration as may be fixed by the Board of Directors as provided by law.

PROVISIONS RELATING TO PREFERRED STOCK.

1. The preferred stock may be issued, from time to time, in one or more series, each of such series to have such designation and such relative voting, dividend, liquidation, conversion and other rights, preferences and limitations as are stated and expressed herein and in such amendment or amendments to the Certificate of Incorporation establishing such series as are adopted by the Board of Directors as hereinafter provided and as are not inconsistent with this Article Sixth.

2. Authority is hereby expressly vested in and granted to the Board of Directors of the Corporation, subject to the provisions of this paragraph 2, to adopt an amendment or amendments to the Certificate of Incorporation dividing the shares of preferred stock into one or more series and, with respect to each such series, fixing the following:

A-1

(a) The number of shares to constitute such series and the distinctive designation thereof;

(b) The annual dividend rate on the shares of such series and the date or dates from which dividends shall be accumulated as herein provided;

(c) The times when and the prices at which shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions and the amount, if any, in addition to any accumulated dividends thereon which the holders of shares of such series shall be entitled to receive upon the redemption thereof, which amount may vary at different redemption dates and may differ in the case of shares redeemed through the operation of any purchase, retirement or sinking fund from the case of shares otherwise redeemed;

(d) The amount, if any, in addition to any accumulated dividends thereon which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding up of the Corporation, which amount may vary depending on whether such liquidation, dissolution or winding up voluntary or involuntary and, if voluntary, may vary at different dates;

(e) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the extent to and manner in which such purchase, retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or for other corporate purposes and the terms and provisions relative to the operation of the said fund or funds;

(f) Whether or not the shares of such series shall be convertible into shares of stock of any other class or classes, or of any other series of preferred stock or series of other class of shares, and if so convertible, the price or prices, the rate or rates of conversion and the method, if any, of adjusting the same;

(g) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distribution on, and upon the purchase, redemption or other acquisition by the Corporation or any subsidiary of, the Common Stock, or (with the exception of the preferred stock) any other class or classes of stock of the Corporation ranking on a parity with or junior to the shares of such series either as to dividends or upon liquidation;

(h) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or of any subsidiary, or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation;

(i) The voting powers, if any, of the series;

(j) Such other preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions, as shall not be inconsistent with this Article Sixth.

3. The Board of Directors also shall have authority to change the designation of shares, or the relative rights, preferences and limitations of the shares, of any theretofore established series of preferred stock, no shares of which have been issued, and further, the Board shall have authority to increase or decrease the number of shares of any series previously determined by it (provided, however, that the number of shares of any series shall not be decreased to a number less than that of the shares of that series then outstanding).

A-2

6.     This Certificate of Amendment shall become effective immediately upon filing with the State of New Jersey.

By: ______________________________

Dated this _____ day of _____________, 2014

May be executed by the President or the Chief Financial Officer

A-3

EXHIBIT B:

DATARAM CORPORATION

2014 Equity Incentive Plan

I. PURPOSES.

A. Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

B. Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

C. General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

II. DEFINITIONS.

A. “Accountants” means the independent public accountants of the Company.

B. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

C. “Board” means the Board of Directors of the Company.

D. “Change in Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company; (ii) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

E. “Code” means the Internal Revenue Code of 1986, as amended.

F. “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

G. “Common Stock” means the common stock of the Company.

H. “Company” means Dataram Corporation, a New Jersey corporation.

I. “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

B-1

J. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

K. “Director” means a member of the Board of Directors of the Company.

L. “Disability” means the inability of a person to perform the major duties of that person’s position with the Company or an Affiliate of the Company because of the sickness or injury of the person for a continuous period of one hundred eighty (180) days.

M. “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

N. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

O. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

1. If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

2. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

P. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

Q. “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

R. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

S. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

T. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

U. “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

V. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

B-2

W. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

X. “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

Y. “Plan” means this Dataram 2014 Equity Incentive Plan.

Z. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

AA. “Securities Act” means the Securities Act of 1933, as amended.

BB. “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

CC. “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

DD. “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION.

A. Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

B. Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

1. To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

2. To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

3. To amend the Plan or a Stock Award as provided in Section 12.

4. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

B-3

C. Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of three (3) or more Outside Directors of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

IV. SHARES SUBJECT TO THE PLAN.

A. Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate [*] million ([*]) shares of Common Stock.

B. Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

C. Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY.

A. Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

B. Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

C. Consultants.

1. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (a) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (b) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

2. Form S-8 generally is available to consultants and advisors only if (1) they are natural persons; (2) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (3) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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A. Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

B. Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

C. Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option granted shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

D. Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board.

E. Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

F. Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

G. Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

H. Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

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I. Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

J. Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement, or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

A. Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

1. Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

2. Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

3. Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

B. Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

1. Purchase Price. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price of restricted stock awards shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

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2. Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

3. Vesting. In accordance with a vesting schedule to be determined by the Board.

4. Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

VIII. COVENANTS OF THE COMPANY.

Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

IX. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

X. MISCELLANEOUS.

A. Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

B. No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

C. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

D. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

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XI. ADJUSTMENTS UPON CHANGES IN STOCK.

A. Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

B. Whichever of the foregoing amounts, when taking into account applicable federal, state and local income taxes and the Excise Tax, results in the receipt by such Participant, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and such Participant otherwise agree in writing, any determination required under this subsection shall be made in writing in good faith by the Accountants. In the event of a reduction of benefits hereunder, the Participant shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code. The Company and such Participants shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection.

XII. AMENDMENT OF THE PLAN AND STOCK AWARDS.

A. Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

B. Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

C. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

D. No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

E. Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

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XIII. TERMINATION OR SUSPENSION OF THE PLAN.

A. Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

B. No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XIV. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

XV. CHOICE OF LAW.

     The law of the State of New Jersey shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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DATARAM CORPORATION
P.O. Box 7528
Princeton, New Jersey 08543-7528
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints and constitutes John H. Freeman and Marc P. Palker, and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Dataram Corporation (the "Company") to be held at the Company's corporate headquarters at 777 Alexander Road , Princeton, New Jersey, on September 18, 2014 at 2 o'clock in the afternoon and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying proxy statement:

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

DATARAM CORPORATION

September 18, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting, proxy statement and annual report are available at www.[***].com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5, "FOR" PROPOSAL 6, and "FOR" PROPOSAL 7.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:

☐ FOR ALL NOMINEES	O THOMAS A. MAJEWSKI
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O JOHN H. FREEMAN
☐ FOR ALL EXCEPT (See instructions below)	O ROSE ANN GIORDANO
	O MICHAEL E. MARKULEC

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here ●

		FOR	AGAINST	ABSTAIN
2.	Authorization of the issuance of securities in accordance with NASDAQ Listing Rule 5635	☐	☐	☐
3.	Approval of an amendment to 485,775 outstanding warrants to reduce the exercise price by a range between [$*] and [$*]	☐	☐	☐
4.	Approval of an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock	☐	☐	☐
5.	Approval of the 2014 Dataram Corporation Equity Incentive Plan	☐	☐	☐
6.	Advisory Vote on Executive Compensation	☐	☐	☐
7.	Ratification of the selection of CohnReznick, LLP to be the independent auditors of the Company for the fiscal year ending April 30, 2015	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned sharehholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4, "FOR" Proposal 5, "FOR" Proposal 6, and "FOR" Proposal 7.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date ____________ Signature of Shareholder ____________ Date ____________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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